AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31871-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Small Cap Value Fund, a series of VALIC Company II ("Target Small Cap Value Fund"). Pursuant to the Reorganization Agreement, the Target Small Cap Value Fund would transfer all of its assets to the Small Cap Value Fund, a newly created series of VALIC Company I (the "Acquiring Small Cap Value Fund"), in exchange for the assumption by the Acquiring Small Cap Value Fund of all of the liabilities of the Target Small Cap Value Fund and shares of the Acquiring Small Cap Value Fund, which shares will be distributed by the Target Small Cap Value Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

To instruct us to accept voting instructions from participants OR to vote on behalf of participants, MARK ONE OF THE BOXES BELOW:

Check here to instruct us to accept voting instructions from participants. ☐

Check here to vote on behalf of participants. Please also check your choice for Proposal 1 above. ☐

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31872-TBD

VOTING INSTRUCTION CARD/ GROUP AUTHORIZATION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This Voting Instruction Card/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in the proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs **THE VARIABLE ANNUITY LIFE INSURANCE COMPANY OR AN AFFILIATED LIFE INSURANCE COMPANY, on behalf of the Separate Account**, to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31873-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Capital Appreciation Fund, a series of VALIC Company II ("Target Capital Appreciation Fund"). Pursuant to the Reorganization Agreement, the Target Capital Appreciation Fund would transfer all of its assets to the Capital Appreciation Fund, a newly created series of VALIC Company I (the "Acquiring Capital Appreciation Fund"), in exchange for the assumption by the Acquiring Capital Appreciation Fund of all of the liabilities of the Target Capital Appreciation Fund and shares of the Acquiring Capital Appreciation Fund, which shares will be distributed by the Target Capital Appreciation Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐
2.	To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.			

To instruct us to accept voting instructions from participants OR to vote on behalf of participants, MARK ONE OF THE BOXES BELOW:

Check here to instruct us to accept voting instructions from participants. ☐

Check here to vote on behalf of participants. Please also check your choice for Proposal 1 above. ☐

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31874-TBD

VOTING INSTRUCTION CARD/ GROUP AUTHORIZATION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This Voting Instruction Card/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in the proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs **THE VARIABLE ANNUITY LIFE INSURANCE COMPANY OR AN AFFILIATED LIFE INSURANCE COMPANY, on behalf of the Separate Account**, to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31875-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Aggressive Growth Lifestyle Fund, a series of VALIC Company II ("Target Aggressive Growth Lifestyle Fund"). Pursuant to the Reorganization Agreement, the Target Aggressive Growth Lifestyle Fund would transfer all of its assets to the Aggressive Growth Lifestyle Fund, a newly created series of VALIC Company I (the "Acquiring Aggressive Growth Lifestyle Fund"), in exchange for the assumption by the Acquiring Aggressive Growth Lifestyle Fund of all of the liabilities of the Target Aggressive Growth Lifestyle Fund and shares of the Acquiring Aggressive Growth Lifestyle Fund, which shares will be distributed by the Target Aggressive Growth Lifestyle Fund to the holders of its shares in complete liquidation thereof; and	▢	▢	▢

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

To instruct us to accept voting instructions from participants OR to vote on behalf of participants, MARK ONE OF THE BOXES BELOW:

Check here to instruct us to accept voting instructions from participants. ▢

Check here to vote on behalf of participants. Please also check your choice for Proposal 1 above. ▢

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31876-TBD

VOTING INSTRUCTION CARD/
GROUP AUTHORIZATION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This Voting Instruction Card/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in the proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs **THE VARIABLE ANNUITY LIFE INSURANCE COMPANY OR AN AFFILIATED LIFE INSURANCE COMPANY, on behalf of the Separate Account**, to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31877-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Moderate Growth Lifestyle Fund, a series of VALIC Company II ("Target Moderate Growth Lifestyle Fund"). Pursuant to the Reorganization Agreement, the Target Moderate Growth Lifestyle Fund would transfer all of its assets to the Moderate Growth Lifestyle Fund, a newly created series of VALIC Company I (the "Acquiring Moderate Growth Lifestyle Fund"), in exchange for the assumption by the Acquiring Moderate Growth Lifestyle Fund of all of the liabilities of the Target Moderate Growth Lifestyle Fund and shares of the Acquiring Moderate Growth Lifestyle Fund, which shares will be distributed by the Target Moderate Growth Lifestyle Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

To instruct us to accept voting instructions from participants OR to vote on behalf of participants, MARK ONE OF THE BOXES BELOW:

Check here to instruct us to accept voting instructions from participants. ☐

Check here to vote on behalf of participants. Please also check your choice for Proposal 1 above. ☐

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31878-TBD

VOTING INSTRUCTION CARD/
GROUP AUTHORIZATION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This Voting Instruction Card/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in the proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs **THE VARIABLE ANNUITY LIFE INSURANCE COMPANY OR AN AFFILIATED LIFE INSURANCE COMPANY, on behalf of the Separate Account**, to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31879-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Conservative Growth Lifestyle Fund, a series of VALIC Company II ("Target Conservative Growth Lifestyle Fund"). Pursuant to the Reorganization Agreement, the Target Conservative Growth Lifestyle Fund would transfer all of its assets to the Conservative Growth Lifestyle Fund, a newly created series of VALIC Company I (the "Acquiring Conservative Growth Lifestyle Fund"), in exchange for the assumption by the Acquiring Conservative Growth Lifestyle Fund of all of the liabilities of the Target Conservative Growth Lifestyle Fund and shares of the Acquiring Conservative Growth Lifestyle Fund, which shares will be distributed by the Target Conservative Growth Lifestyle Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐
2.	To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.			

To instruct us to accept voting instructions from participants OR to vote on behalf of participants, MARK ONE OF THE BOXES BELOW:

Check here to instruct us to accept voting instructions from participants. ☐

Check here to vote on behalf of participants. Please also check your choice for Proposal 1 above. ☐

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31880-TBD

VOTING INSTRUCTION CARD/ GROUP AUTHORIZATION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This Voting Instruction Card/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in the proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs **THE VARIABLE ANNUITY LIFE INSURANCE COMPANY OR AN AFFILIATED LIFE INSURANCE COMPANY, on behalf of the Separate Account**, to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31881-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the International Opportunities Fund, a series of VALIC Company II ("Target International Opportunities Fund"). Pursuant to the Reorganization Agreement, the Target International Opportunities Fund would transfer all of its assets to the International Opportunities Fund, a newly created series of VALIC Company I (the "Acquiring International Opportunities Fund"), in exchange for the assumption by the Acquiring International Opportunities Fund of all of the liabilities of the Target International Opportunities Fund and shares of the Acquiring International Opportunities Fund, which shares will be distributed by the Target International Opportunities Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

To instruct us to accept voting instructions from participants OR to vote on behalf of participants, MARK ONE OF THE BOXES BELOW:

Check here to instruct us to accept voting instructions from participants. ☐

Check here to vote on behalf of participants. Please also check your choice for Proposal 1 above. ☐

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31882-TBD

VOTING INSTRUCTION CARD/ GROUP AUTHORIZATION CARD

VALIC COMPANY II JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This Voting Instruction Card/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in the proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs **THE VARIABLE ANNUITY LIFE INSURANCE COMPANY OR AN AFFILIATED LIFE INSURANCE COMPANY, on behalf of the Separate Account**, to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31883-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the High Yield Bond Fund, a series of VALIC Company II ("Target High Yield Bond Fund"). Pursuant to the Reorganization Agreement, the Target High Yield Bond Fund would transfer all of its assets to the High Yield Bond Fund, a newly created series of VALIC Company I (the "Acquiring High Yield Bond Fund"), in exchange for the assumption by the Acquiring High Yield Bond Fund of all of the liabilities of the Target High Yield Bond Fund and shares of the Acquiring High Yield Bond Fund, which shares will be distributed by the Target High Yield Bond Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

To instruct us to accept voting instructions from participants OR to vote on behalf of participants, MARK ONE OF THE BOXES BELOW:

Check here to instruct us to accept voting instructions from participants. ☐

Check here to vote on behalf of participants. Please also check your choice for Proposal 1 above. ☐

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31884-TBD

VOTING INSTRUCTION CARD/ GROUP AUTHORIZATION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This Voting Instruction Card/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in the proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs **THE VARIABLE ANNUITY LIFE INSURANCE COMPANY OR AN AFFILIATED LIFE INSURANCE COMPANY, on behalf of the Separate Account**, to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31885-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Mid Cap Value Fund, a series of VALIC Company II ("Target Mid Cap Value Fund"). Pursuant to the Reorganization Agreement, the Target Mid Cap Value Fund would transfer all of its assets to the Mid Cap Value Fund, a newly created series of VALIC Company I (the "Acquiring Mid Cap Value Fund"), in exchange for the assumption by the Acquiring Mid Cap Value Fund of all of the liabilities of the Target Mid Cap Value Fund and shares of the Acquiring Mid Cap Value Fund, which shares will be distributed by the Target Mid Cap Value Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

To instruct us to accept voting instructions from participants OR to vote on behalf of participants, MARK ONE OF THE BOXES BELOW:

Check here to instruct us to accept voting instructions from participants. ☐

Check here to vote on behalf of participants. Please also check your choice for Proposal 1 above. ☐

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31886-TBD

VOTING INSTRUCTION CARD/ GROUP AUTHORIZATION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This Voting Instruction Card/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in the proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs **THE VARIABLE ANNUITY LIFE INSURANCE COMPANY OR AN AFFILIATED LIFE INSURANCE COMPANY, on behalf of the Separate Account**, to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

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KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the U.S. Socially Responsible Fund, a series of VALIC Company II ("Target U.S. Socially Responsible Fund"). Pursuant to the Reorganization Agreement, the Target U.S. Socially Responsible Fund would transfer all of its assets to the U.S. Socially Responsible Fund, a newly created series of VALIC Company I (the "Acquiring U.S. Socially Responsible Fund"), in exchange for the assumption by the Acquiring U.S. Socially Responsible Fund of all of the liabilities of the Target U.S. Socially Responsible Fund and shares of the Acquiring U.S. Socially Responsible Fund, which shares will be distributed by the Target U.S. Socially Responsible Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

To instruct us to accept voting instructions from participants OR to vote on behalf of participants, MARK ONE OF THE BOXES BELOW:

Check here to instruct us to accept voting instructions from participants. ☐

Check here to vote on behalf of participants. Please also check your choice for Proposal 1 above. ☐

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

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VOTING INSTRUCTION CARD/ GROUP AUTHORIZATION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This Voting Instruction Card/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in the proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs **THE VARIABLE ANNUITY LIFE INSURANCE COMPANY OR AN AFFILIATED LIFE INSURANCE COMPANY, on behalf of the Separate Account**, to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.